                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-3657

                      SCUDDER STATE TAX-FREE INCOME SERIES
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       02/28/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Florida Tax-Free Income Fund

Semiannual Report to Shareholders

February 28, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment, may be worth more or less than its original cost. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Please read the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/05
Scudder Florida Tax-Free Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	1.46%	1.41%	4.81%	6.54%	5.58%
Class B	1.20%	1.02%	4.10%	5.76%	4.75%
Class C	1.14%	.80%	4.03%	5.67%	4.73%
Lehman Brothers Municipal Bond Index+	2.40%	2.96%	5.62%	7.18%	6.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/05	$ 10.48	$ 10.46	$ 10.47
8/31/04	$ 10.54	$ 10.52	$ 10.53
Distribution Information: Six Months: Income Dividends as of 2/28/05	$ .21	$ .19	$ .18
February Income Dividend	$ .0340	$ .0273	$ .0274
SEC 30-day Yield as of 2/28/05++	2.62%	1.99%	1.72%
Tax Equivalent Yield as of 2/28/05++	4.03%	3.06%	2.65%
Current Annualized Distribution Rate (based on Net Asset Value) as of 2/28/05++	4.23%	3.40%	3.41%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended February 28, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yield would have been 1.48% for Class B shares had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 2.89% for Class B shares had certain expenses not bee reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 35%.

Class A Lipper Rankings — Florida Municipal Debt Funds Category as of 2/28/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	45	of	62	72
3-Year	23	of	61	38
5-Year	16	of	60	27
10-Year	20	of	40	47

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Florida Tax-Free Income Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/05
Scudder Florida Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,685	$10,995	$13,108	$16,430
	Average annual total return	-3.15%	3.21%	5.56%	5.09%
Class B	Growth of $10,000	$9,810	$11,082	$13,129	$15,909
	Average annual total return	-1.90%	3.48%	5.60%	4.75%
Class C	Growth of $10,000	$10,080	$11,257	$13,177	$15,876
	Average annual total return	.80%	4.03%	5.67%	4.73%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,296	$11,783	$14,142	$18,796
	Average annual total return	2.96%	5.62%	7.18%	6.51%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended February 28, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2005
Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 9/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/05	$ 1,014.60	$ 1,012.00	$ 1,011.40
Expenses Paid per $1,000*	$ 4.50	$ 7.38	$ 8.08
Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 9/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/05	$ 1,020.33	$ 1,017.46	$ 1,016.76
Expenses Paid per $1,000*	$ 4.51	$ 7.40	$ 8.10

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C
Scudder Florida Tax-Free Income Fund	.90%	1.48%	1.62%

For more information, please refer to the Fund's prospectus.

Portfolio Summary February 28, 2005

Asset Allocation	2/28/05	8/31/04

Revenue Bonds	73%	74%
US Government Secured	19%	19%
General Obligation Bonds	8%	7%
	100%	100%
Quality	2/28/05	8/31/04

AAA	78%	71%
AA	12%	13%
A	4%	7%
BBB	2%	4%
Not Rated	4%	5%
	100%	100%
Effective Maturity	2/28/05	8/31/04

1-10 years	67%	55%
11-20 years	33%	45%
	100%	100%
Interest Rate Sensitivity	2/28/05	8/31/04

Average Maturity	7.7 years	9.5 years
Duration	5.5 years	6.4 years

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2005 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 98.3%
Florida 90.7%
Broward County, FL, Airport Revenue, Airport Systems Revenue, Series E, AMT, 5.25%, 10/1/2012 (b)	1,000,000	1,063,020
Broward County, FL, Educational Facilities Authority Revenue, Nova Southeastern, Series C, 1.54%*, 4/1/2024, Bank of America NA (c)	200,000	200,000
Escambia County, FL, Hospital & Healthcare Revenue, 5.95%, 7/1/2020 (b)	1,000,000	1,015,220
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	750,000	847,013
Florida, Pollution Control Revenue, Water Pollution Control Financing Authority, 5.5%, 1/15/2014	1,000,000	1,121,450
Florida, Public Housing Revenue, Homeowner Mortgage, Series 7, AMT, 5.2%, 1/1/2031 (b)	770,000	788,888
Florida, State General Obligation, Loan Council, Series A, 5.25%, 5/1/2019 (b)	1,000,000	1,086,010
Florida, State General Obligation, State Board of Education, Series D, 5.375%, 6/1/2019	1,000,000	1,105,370
Florida, Village Center Community Development District, Utilities Revenue, 6.0%, 11/1/2018 (b)	1,250,000	1,502,475
Fort Pierce, FL, Electric Revenue, Zero Coupon, 10/1/2018 (b)	2,000,000	1,093,040
Gainesville, FL, Electric Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,597,845
Highlands County, FL, Hospital & Healthcare Revenue, 5.25%, 11/15/2020	1,000,000	1,034,350
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital Project, Series A, 6.5%, 8/15/2019 (b)	1,000,000	1,239,390
Hillsborough County, FL, Sales & Special Tax Revenue, School District, 5.375%, 10/1/2016 (b)	1,000,000	1,122,310
Jacksonville, FL, Sales & Special Tax Revenue, Local Government, 5.5%, 10/1/2018 (b)	1,000,000	1,162,340
Leesburg, FL, Utilities Revenue, 5.0%, 10/1/2029 (b)	800,000	838,152
Melbourne, FL, Water & Sewer Revenue, Zero Coupon, 10/1/2016 (b)	1,350,000	828,657
Miami Beach, FL, Water & Sewer Revenue, 5.75%, 9/1/2017 (b)	725,000	818,757
Nassau County, FL, Senior Care Revenue, Amelia Island Care Center Project, Series A, 9.75%, 1/1/2023	935,000	946,173
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (b)	2,120,000	2,620,108
Orange County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Orlando Regional Healthcare:
5.75%, 12/1/2032	1,000,000	1,066,590
Series A, 6.25%, 10/1/2016 (b)	880,000	1,062,829
Series A, 6.25%, 10/1/2018 (b)	500,000	609,095
Orlando, FL, Airport Revenue, AMT, 5.75%, 10/1/2011 (b)	1,690,000	1,890,417
Orlando, FL, Electric Revenue, Community Utilities, 6.75%, 10/1/2017	3,000,000	3,732,690
Orlando, FL, Other Revenue Lease, Capital Improvements, Series A, 4.75%, 10/1/2022	1,600,000	1,632,320
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	502,500
Orlando, FL, Transportation/Tolls Revenue, Expressway Authority, 6.5%, 7/1/2012 (b)	1,000,000	1,194,480
Palm Beach County, FL, Airport Revenue, Airport System, 5.75%, 10/1/2014 (b)	1,000,000	1,155,920
Palm Beach County, FL, Project Revenue, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (b)	110,000	142,259
Pembroke Pines, FL, Public Improvement Revenue, Series A, 5.0%, 10/1/2029 (b)	755,000	791,006
Pinellas County, FL, Health Facilities Authority Revenue, Pooled Hospital Loan Program, 1.62%*, 12/1/2015 (b)	400,000	400,000
Riviera Beach, FL, Utility Special District, Water & Sewer Revenue, 5.0%, 10/1/2029 (b)	250,000	261,922
Seminole County, FL, Sales & Special Tax Revenue, 5.375%, 10/1/2019 (b)	1,000,000	1,109,400
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (b)	2,500,000	2,871,150
Tallahassee, FL, Electric Revenue, Energy Systems Revenue: Series A, 5.25%, 10/1/2014 (b)	1,000,000	1,121,160
5.5%, 10/1/2016 (b)	1,005,000	1,156,303
Tampa Bay, FL, Sales & Special Tax Revenue, Tampa Bay Arena Project, 5.75%, 10/1/2020 (b)	2,075,000	2,473,109
Tampa Bay, FL, Water & Sewer Revenue, Prerefunded, 5.625%, 10/1/2013 (b)	1,850,000	2,103,469
Tampa, FL, Electric Revenue, Zero Coupon, 10/1/2014 (b)	3,165,000	2,125,361
Tampa, FL, Industrial Development Revenue, Occupational License Tax, Series A, 5.375%, 10/1/2017 (b)	1,000,000	1,111,140
Tampa, FL, Sales & Special Tax Revenue, Series A, 5.375%, 10/1/2017 (b)	500,000	555,475
Westchase, FL, Special Assessment Revenue, Community Development District, 5.8%, 5/1/2012 (b)	2,965,000	3,138,363
		54,237,526
California 0.4%
California, General Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Series A-1, 6.625%, 6/1/2040	250,000	259,287
Puerto Rico 6.1%
Puerto Rico Commonwealth, Sales & Special Tax Revenue, Inverse Floater, 144A, 10.728%**, 7/1/2016 (b)	1,000,000	1,407,370
Puerto Rico Commonwealth, State General Obligation, 6.25%, 7/1/2013 (b)	1,850,000	2,214,450
		3,621,820
Virgin Islands 1.2%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	600,000	689,022
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $53,100,894) (a)	98.4	58,807,655
Other Assets and Liabilities, Net	1.6	977,228
Net Assets	100.0	59,784,883

* Variable rate demand notes are securities whose interests rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of February 28, 2005.

** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, amounting to $1,407,370 and aggregating 2.4% of net assets, are shown at their current rate as of February 28, 2005.

(a) The cost for federal income tax purposes was $52,828,297. At February 28, 2005, net unrealized appreciation for all securities based on tax cost was $5,979,358. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,001,111 and aggregated gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,753.

(b) Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	18.9
FGIC	Financial Guaranty Insurance Company	22.0
FSA	Financial Security Assurance	3.3
MBIA	Municipal Bond Investors Assurance	30.7

(c) Security incorporates a letter of credit from a major bank.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At February 28, 2005, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation ($)
1/26/2005 1/27/2017	7,500,000+	Fixed — 4.788%	Floating — LIBOR	99,000

Counterparty:

+ Citibank, N.A.

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2005 (Unaudited)
Assets
Investments in securities, at value (cost $53,100,894)	$ 58,807,655
Cash	43,655
Interest receivable	982,064
Receivable for Fund shares sold	25,286
Net unrealized appreciation on interest rate swaps	99,000
Other assets	18,074
Total assets	59,975,734
Liabilities
Dividends payable	41,352
Payable for Fund shares redeemed	21,134
Accrued management fee	93,393
Other accrued expenses and payables	34,972
Total liabilities	190,851
Net assets, at value	$ 59,784,883
Net Assets
Net assets consist of: Undistributed net investment income	73,270
Net unrealized appreciation (depreciation) on: Investments	5,706,761
Interest rate swaps	99,000
Accumulated net realized gain (loss)	(1,334,920)
Paid-in capital	55,240,772
Net assets, at value	$ 59,784,883

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($55,304,979 ÷ 5,276,815 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.48
Maximum offering price per share (100 ÷ 95.50 of $10.48)	$ 10.97

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,493,337 ÷ 238,274 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.46

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,986,567 ÷ 189,790 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.47

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2005 (Unaudited)
Investment Income
Income: Interest	$ 1,567,989
Expenses: Management fee	173,896
Distribution service fees	83,209
Services to shareholders	10,376
Custodian fees	3,278
Auditing	11,715
Legal	10,428
Trustee's fees and expenses	7,234
Reports to shareholders	14,988
Registration fees	14,867
Other	5,616
Total expenses before expense reductions	335,607
Expense reductions	(33,631)
Total expenses, after expense reductions	301,976
Net investment income	1,266,013
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	567,658
Interest rate swaps	(423,255)
Futures	(39,047)
105,356
Net unrealized appreciation (depreciation) during the period on: Investments	(843,658)
Interest rate swaps	376,950
Futures	32,725
(433,983)
Net gain (loss) on investment transactions	(328,627)
Net increase (decrease) in net assets resulting from operations	$ 937,386

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2005 (Unaudited)	Year Ended August 31, 2004
Operations: Net investment income	$ 1,266,013	$ 2,840,804
Net realized gain (loss) on investment transactions	105,356	408,086
Net unrealized appreciation (depreciation) during the period on investment transactions	(433,983)	710,517
Net increase (decrease) in net assets resulting from operations	937,386	3,959,407
Distributions to shareholders from: Net investment income: Class A	(1,182,374)	(2,598,125)
Class B	(47,195)	(127,594)
Class C	(40,789)	(70,959)
Fund share transactions: Proceeds from shares sold	2,141,958	7,218,751
Reinvestment of distributions	698,882	1,550,478
Cost of shares redeemed	(9,124,742)	(14,071,800)
Net increase (decrease) in net assets from Fund share transactions	(6,283,902)	(5,302,571)
Increase (decrease) in net assets	(6,616,874)	(4,139,842)
Net assets at beginning of period	66,401,757	70,541,599
Net assets at end of period (including undistributed net investment income of $73,270 and $77,615, respectively)	$ 59,784,883	$ 66,401,757

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.54	$ 10.36	$ 10.56	$ 10.40	$ 9.85	$ 9.72
Income (loss) from investment operations: Net investment income	.21	.44	.44	.45	.46	.45
Net realized and unrealized gain (loss) on investment transactions	(.06)	.17	(.21)	.15	.57	.13
Total from investment operations	.15	.61	.23	.60	1.03	.58
Less distributions from: Net investment income	(.21)	(.43)	(.43)	(.44)	(.48)	(.45)
Net asset value, end of period	$ 10.48	$ 10.54	$ 10.36	$ 10.56	$ 10.40	$ 9.85
Total Return (%)[c]	1.46e**	5.96	2.21	6.05	10.77	6.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	61	64	68	66	70
Ratio of expenses before expense reductions (%)	.99*	1.00	.84	.89	.91[d]	1.00
Ratio of expenses after expense reductions (%)	.90*	1.00	.84	.89	.89[d]	.99
Ratio of net investment income (%)	4.06*	4.14	4.16	4.38	4.67	4.80
Portfolio turnover rate (%)	28*	15	42	14	13	21

[a] For the six months ended February 28, 2005 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 4.33% to 4.38%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .87%, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B
Years Ended August 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.52	$ 10.34	$ 10.54	$ 10.38	$ 9.83	$ 9.71
Income (loss) from investment operations: Net investment income	.18	.38	.35	.37	.38	.38
Net realized and unrealized gain (loss) on investment transactions	(.05)	.17	(.21)	.14	.56	.12
Total from investment operations	.13	.55	.14	.51	.94	.50
Less distributions from: Net investment income	(.19)	(.37)	(.34)	(.35)	(.39)	(.38)
Net asset value, end of period	$ 10.46	$ 10.52	$ 10.34	$ 10.54	$ 10.38	$ 9.83
Total Return (%)[c]	1.20d**	5.41[d]	1.35	5.16	9.77	5.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	5	5	6	6
Ratio of expenses before expense reductions (%)	1.88*	1.83	1.69	1.71	1.79[e]	1.77
Ratio of expenses after expense reductions (%)	1.48*	1.50	1.69	1.71	1.74[e]	1.76
Ratio of net investment income (%)	3.48*	3.64	3.31	3.56	3.82	4.03
Portfolio turnover rate (%)	28*	15	42	14	13	21

[a] For the six months ended February 28, 2005 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.51% to 3.56%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.75% and 1.73%, respectively.

* Annualized

** Not annualized

Class C
Years Ended August 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.53	$ 10.34	$ 10.55	$ 10.38	$ 9.83	$ 9.71
Income (loss) from investment operations: Net investment income	.17	.37	.35	.37	.37	.38
Net realized and unrealized gain (loss) on investment transactions	(.05)	.18	(.22)	.14	.56	.12
Total from investment operations	.12	.55	.13	.51	.93	.50
Less distributions from: Net investment income	(.18)	(.36)	(.34)	(.34)	(.38)	(.38)
Net asset value, end of period	$ 10.47	$ 10.53	$ 10.34	$ 10.55	$ 10.38	$ 9.83
Total Return (%)[c]	1.14d**	5.38[d]	1.25	5.12	9.69	5.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	1.9		1
Ratio of expenses before expense reductions (%)	1.82*	1.81	1.68	1.70	1.97[e]	1.74
Ratio of expenses after expense reductions (%)	1.62*	1.63	1.68	1.70	1.84[e]	1.73
Ratio of net investment income (%)	3.34*	3.51	3.32	3.57	3.73	4.06
Portfolio turnover rate (%)	28*	15	42	14	13	21

[a] For the six months ended February 28, 2005 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.52% to 3.57%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.85% and 1.83%, respectively.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Florida Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,236,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($239,000), August 31, 2009 ($714,000), August 31, 2010 ($39,000) and August 31, 2012 ($244,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2003 through August 31, 2004, the Fund incurred approximately $145,000 of net realized capital losses as permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in fiscal year ended August 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended February 28, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $8,897,219 and $15,293,629, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG. the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Effective October 1, 2003 through December 31, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period October 1, 2004 through September 30, 2005 for Class A shares and for the period October 1, 2003 through September 30, 2005 for Class B and C shares, the Fund's Advisor, accounting agent, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's operating expenses at 0.878%, 1.48% and 1.62% for Class A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 28, 2005, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Waived
Class A	$ 3,043	$ 3,043
Class B	1,016	1,016
Class C	123	123
	$ 4,182	$ 4,182

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived
Class B	$ 9,941	$ 1,069
Class C	8,909	—
	$ 18,850	$ 1,069

In addition, SDI provides information and administrative services ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Annualized Effective Rate
Class A	$ 58,208	$ 22,500.12%
Class B	3,181	3,181	—
Class C	2,970	2,182.07%
	$ 64,359	$ 27,863

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of the Class A shares for the six months ended February 28, 2005 aggregated $1,592. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended February 28, 2005.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2005, the CDSC for Class B and C shares was $1,887 and $0, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2005, SDI received $0.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $28 and $23, respectively.

D. Expense Reductions

For the six months ended February 28, 2005, the Advisor agreed to reimburse the Fund $382, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2005, the custodian fees were reduced by $135 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Month Ended February 28, 2005		Year Ended August 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	179,443	$ 1,891,522	532,180	$ 5,567,963
Class B	14,102	148,453	59,591	629,780
Class C	9,690	101,983	96,159	1,021,008
		$ 2,141,958		$ 7,218,751
Shares issued to shareholders in reinvestment of distributions
Class A	61,038	$ 643,627	138,251	$ 1,455,344
Class B	2,258	23,773	4,400	46,176
Class C	2,988	31,482	4,666	48,958
		$ 698,882		$ 1,550,478
Shares redeemed
Class A	(762,984)	$ (8,037,832)	(1,081,561)	$ (11,294,262)
Class B	(49,761)	(523,499)	(232,890)	(2,438,285)
Class C	(53,600)	(563,411)	(32,013)	(339,253)
		$ (9,124,742)		$ (14,071,800)
Net increase (decrease)
Class A	(522,503)	$ (5,502,683)	(411,130)	$ (4,270,955)
Class B	(33,401)	(351,273)	(168,899)	(1,762,329)
Class C	(40,922)	(429,946)	68,812	730,713
		$ (6,283,902)		$ (5,302,571)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Fund Merger

On September 24, 2004, the Board of the Scudder Florida Tax-Free Income Fund (the "Fund") approved, in principle, the merger of the Fund into Scudder Managed Municipal Bond Fund. On February 24, 2005, the Fund's shareholders approved the reorganization of the Fund into Scudder Managed Municipal Bond Fund. Effective March 11, 2005, the reorganization was completed.

Shareholder Meeting Results

A Special Meeting of Shareholders of the Scudder Florida Tax-Free Income Fund, of Scudder State Tax-Free Income Series was held on February 24, 2005. The following matter was voted upon by the shareholders of said fund (the resulting votes are presented below):

1. To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder Florida Tax-Free Income Fund to Scudder Managed Municipal Bond Fund, in exchange for shares of Scudder Managed Municipal Bond Fund and the assumption by Scudder Managed Municipal Bond Fund of all of the liabilities of Scudder Florida Tax-Free Income Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Scudder Florida Tax-Free Income Fund in complete liquidation of Scudder Florida Tax-Free Income Fund.

Affirmative	Against	Abstain
3,360,339	632,212	81,396
Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KFLAX	KFLBX	KFLCX
CUSIP Number	811204-205	811204-809	811204-882
Fund Number	27	227	327
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Florida Tax-Free Income Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Florida Tax-Free Income Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 2, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 2, 2005